UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

Travelers Series Fund Inc.

SB Adjustable Rate

Income Portfolio

Smith Barney

High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio

Smith Barney High Income Portfolio

Annual Report  •  October 31, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Funds’ reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation and strong corporate profits supported the market during much of the period. Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indices returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indices returning 11.96% and 8.99%, respectively.

During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in

Travelers Series Fund Inc.         1

concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,x returned 1.13%.

Within this environment, the Funds performed as follows:

Performance Snapshot as of October 31, 2005 (unaudited)

	6 months	12 months

SB Adjustable Rate Income Portfolio	1.09%	1.87%

Citigroup 6-Month U.S. Treasury Bill Index	1.59%	2.71%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average	0.70%	1.10%

Smith Barney High Income Portfolio	3.68%	3.14%

Citigroup High Yield Market Index	3.87%	3.55%

Bear Stearns High Yield Market Index	3.53%	3.47%

Lipper Variable High Current Yield Funds Category Average	3.53%	3.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005 and include the reinvestment of all distributions, including returns of capital, if any. Returns were calculated among the 36 funds for the six-month period and among the 33 funds for the 12-month period in the variable high current yield funds category. Returns were calculated among the 97 funds for the six-month period and among the 96 funds for the 12-month period in the variable short-intermediate investment grade debt funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management

2         Travelers Series Fund Inc.

business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The Funds’ shareholders previously approved a new investment management contract between the Funds and the Manager which became effective on December 1, 2005.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Travelers Series Fund Inc.          3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

4         Travelers Series Fund Inc.

Manager Overview

SB Adjustable Rate Income Portfolio

Special Shareholder Notice

Effective November 1, 2005, the management fee payable by SB Adjustable Rate Income Portfolio was reduced from 0.60% to 0.55% for asset values up to $1 billion and was calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule

Based on Net Assets of the Fund	Management Fee
First $1 Billion	0.550%

Next $1 Billion	0.525%

Next $3 Billion	0.500%

Next $5 Billion	0.475%

Over $10 Billion	0.450%

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended October 31, 2005, markets were primarily driven by Federal Reserve (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated near period end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the fed funds rateiii to 3.75% from 1.75% by period end. The Fed raised rates an additional quarter point to 4.00% on November 1, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-advertised intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates “at a pace that is likely to be measured” and, starting in June 2004, added that, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” In its most recent statement (from the September 20th meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained “contained” (even if the language was downgraded from the “well contained” language used at prior meetings).

Travelers Series Fund Inc. 2005 Annual Report         5

Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with gross domestic product (“GDP”)iv declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004’s 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before period end, continue to cast a pall on growth and consumer spending expectations.

This was particularly true in the latter half of the period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Fund’s fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near period end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the period, continued strong growth and limited wage pressures are keeping long-term inflation expectations “contained”. Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, core Consumer Price Index (“CPI”)v inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (“PPI”)vi inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator,vii the Fed’s preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

6         Travelers Series Fund Inc. 2005 Annual Report

Performance Update1

For the 12 months ended October 31, 2005, the SB Adjustable Rate Income Portfolio returned 1.87%. In comparison, the portfolio’s unmanaged benchmark, the Citigroup 6-Month Treasury Bill Index,viii returned 2.71%, and its Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average2 increased 1.10% over the same period.

Q. What were the most significant factors affecting Fund performance?

A. The overall reduction in fixed-rate in favor of floating-rate mortgages and the continued diversification across asset classes contributed to NAV stability during the volatile 12-month period.

     What were the leading contributors to performance?

A. During the annual period, the adjustable-rate mortgage (ARMs) portion of the portfolio dominated performance, benefiting from the corresponding rate reset to underlying assets experienced in the wake of the Fed’s eight “measured” rate hikes. ARMs also benefited from improved technical support on diminished supply, with issuance increasingly shifting from hybrid ARMs to fixed as rates rose.

     What were the leading detractors from performance?

A. The lag in adjustability of coupon as we overweighted floating-rate securities in an effort to provide stability to the NAV reduced the portfolio’s overall yield earlier in the period than would otherwise have occurred. In addition, the presence of mortgages in the portfolio detracted from portfolio performance versus the 100% U.S. Treasury benchmark, as mortgage spreads widened considerably during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. We opportunistically added to our collateralized mortgage obligation (CMO) position as fixed-rate mortgages underperformed during the majority of the period. We reduced our position in asset-backed securities during the 12 months, although we maintain a significant allocation in an effort to preserve diversification.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Travelers Series Fund Inc. 2005 Annual Report         7

Thank you for your investment in the SB Adjustable Rate Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

David A. Torchia	Theresa M. Veres
Portfolio Manager	Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Collateralized Mortgage Obligations (40.7%), U.S. Government & Agency Obligations (29.0%), Asset-Backed Securities (24.0%) and Mortgage-Backed Securities (1.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to fluctuations in share price as interest rates rise and fall. Adjustable rate securities are subject to additional risks such as prepayment risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vi	The Producer Price Index measures the change in wholesale prices as released monthly by the U.S. Bureau of Labor Statistics.

vii	The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It’s derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

viii	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

8         Travelers Series Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

SB Adjustable Rate Income Portfolio

Travelers Series Fund Inc. 2005 Annual Report         9

Fund Performance

SB Adjustable Rate Income Portfolio

Average Annual Total Returns† (unaudited)
Twelve Months Ended 10/31/05	1.87%

9/12/03* through 10/31/05	1.50

Cumulative Total Return† (unaudited)
9/12/03* through 10/31/05	3.24%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

10         Travelers Series Fund Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the SB Adjustable Rate Income Portfolio vs.

Citigroup 6 Month U.S. Treasury Bill Index† (September 2003 — October 2005)

†	Hypothetical illustration of $10,000 invested in shares of the SB Adjustable Rate Income Portfolio on September 12, 2003 (commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Citigroup 6-Month U.S. Treasury Bill Index includes 6-Month Treasury Bills that are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Travelers Series Fund Inc. 2005 Annual Report         11

Manager Overview

Smith Barney High Income Portfolio

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended October 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index,i returned 3.55%. High yield debt markets rallied through the last two months of 2004 as investors gained confidence that inflation was contained and the Federal Reserve Board (“Fed”)ii would continue to raise rates at a “measured pace.” Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

However, rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motor’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, higher-than-expected August new issuance, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept markets in positive territory. High yield markets continued to decline through October end, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

12         Travelers Series Fund Inc. 2005 Annual Report

Spreads tightened 45 basis pointsiii during the 12-month period ended October 31, 2005 to close at 363 basis points over U.S. Treasuries. Based on the 8.13% yieldiv of the Citigroup High Market Yield Index as of October 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.v However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Performance Update1

For the 12 months ended October 31, 2005, the Smith Barney High Income Portfolio returned 3.14%. The Fund underperformed the Lipper Variable High Current Yield Funds Category Average,2 which increased 3.23%. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 3.55% while the Fund’s former benchmark, the Bear Stearns High Yield Market Index,vi returned 3.47% for the same period.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. Over the 12 months ending October 31, 2005, the Fund benefited from positive issue selection in the airlines and utilities sectors. Our security selection in CCC-rated and below securities also contributed positively to Fund performance.

     What were the leading detractors from performance?

A. Our underweight to the telecommunications sector, higher-than-normal cash position and issue selection in the building products, telecommunications and containers sectors detracted from Fund performance during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we added to our positions in automotive, cable & other media and energy and decreased our exposure to the chemicals, services/other, tower and utilities sectors. We also decreased our exposure to B- and CCC- rated securities during the 12-month period in favor of higher quality debt. BB-rated and above exposure increased 6.55% over the annual period.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 96 funds in the Fund’s Lipper category.

Travelers Series Fund Inc. 2005 Annual Report         13

Thank you for your investment in the Smith Barney High Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA	Beth A. Semmel, CFA
Portfolio Manager	Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Consumer Discretionary (29.1%), Telecommunication Services (10.5%), Materials (10.2%), Industrials (8.7%) and Energy (7.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, high-yielding bonds are rated below investment grade and carry more risk than higher rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iv	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[v]	Yields are subject to change and will fluctuate.

vi	The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Effective January 1, 2005, the Citigroup High Yield Market Index replaced the Bear Stearns High Yield Index as the Fund’s sole benchmark. The manager has determined that the Citigroup High Yield Market Index reflects more closely the composition of the Fund’s portfolio. Performance for the Bear Stearns High Yield Index may not be included in future reports.

14         Travelers Series Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney High Income Portfolio

Travelers Series Fund Inc. 2005 Annual Report         15

Fund Performance

Smith Barney High Income Portfolio

Average Annual Total Returns† (unaudited)
Twelve Months Ended 10/31/05	3.14%

Five Years Ended 10/31/05	5.37

Ten Years Ended 10/31/05	5.21

6/16/94* through 10/31/05	5.87

Cumulative Total Return† (unaudited)
10/31/95 through 10/31/05	66.18%

†	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
*	Commencement of operations.

16         Travelers Series Fund Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Smith Barney High Income Portfolio vs. Citigroup High Yield Market Index and Bear Stearns High Yield Index† (October 1995 —October 2005)

†	Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on October 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2005. The Bear Stearns High Yield Index is a broad-based unmanaged index of high-yield corporate bonds. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Effective January 1, 2005, the Citigroup High Yield Market Index replaced the Bear Stearns High Yield Index as the Fund’s benchmark. Management determined that the Citigroup High Yield Market Index was a more appropriate benchmark reflecting more closely the portfolio of securities and more representative of the management style. Each Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Travelers Series Fund Inc. 2005 Annual Report         17

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
SB Adjustable Rate Income Portfolio	1.09%	$1,000.00	$1,010.90	0.97%	$4.92

Smith Barney High Income Portfolio	3.68	1,000.00	1,036.80	0.67	3.44

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of contractual or voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

18         Travelers Series Fund Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
SB Adjustable Rate Income Portfolio	5.00%	$1,000.00	$1,020.32	0.97%	$4.94

Smith Barney High Income Portfolio	5.00	1,000.00	1,021.83	0.67	3.41

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of contractual or voluntary fee waiver) are equal each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Travelers Series Fund Inc. 2005 Annual Report         19

Schedules of Investments (October 31, 2005)

SB ADJUSTABLE RATE INCOME PORTFOLIO

Face Amount	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 24.0%
Automobiles — 2.7%
$300,000	AAA	Chesapeake Funding LLC, Series 2004-1A, Class A2, 4.050% due 7/7/16 (a)(b)	$300,321
400,000	AAA	Franklin Auto Trust, Series 2004-1, Class A2, 3.570% due 3/16/09	395,594
350,000	AAA	Household Automotive Trust, Series 2003-2, Class A4, 3.020% due 12/17/10	342,259

		Total Automobiles	1,038,174

Credit Card — 2.2%
250,000	AAA	Advanta Business Card Master Trust, Series 2003-B, Class A, 4.350% due 12/22/08 (a)	250,649
375,000	AAA	Capital One Master Trust, Series 2001-1, Class A, 4.170% due 12/15/10 (a)	376,864
225,000	AAA	Circuit City Credit Card Master Trust, Series 2003-2, Class A, 4.400% due 4/15/11 (a)	225,460

		Total Credit Card	852,973

Diversified Financial Services — 1.5%
		Business Loan Express:
114,538	Aaa(c)	Series 2001-1A, Class A, 4.650% due 7/20/27 (a)(b)	115,226
144,010	AAA	Series 2002-AA, Class A, 4.688% due 6/25/28 (a)(b)	145,013
104,451	AAA	Series 2003-2A, Class A, 4.838% due 1/25/32 (a)(b)	106,311
189,889	AAA	Series 2003-AA, Class A, 4.920% due 5/15/29 (a)(b)	194,218

		Total Diversified Financial Services	560,768

Home Equity — 16.3%
		Ameriquest Mortgage Securities Inc.:
191,022	AAA	Series 2003-AR2, Class A4, 4.388% due 5/25/33 (a)	191,249
299,112	AAA	Series 2004-R8, Class A5, 4.408% due 9/25/34 (a)	299,892
164,085	AAA	Argent Securities Inc., Series 2004-W10, Class A2, 4.428% due 10/25/34 (a)	164,502
220,552	AAA	Asset-Backed Securities Corp., Home Equity Loan Trust, Series 2001-HE3, Class A1, 4.240% due 11/15/31 (a)	220,702
		Bayview Financial Acquisition Trust:
325,343	AAA	Series 2003-E, Class A, 4.570% due 10/28/34 (a)	326,437
130,000	AAA	Series 2003-G, Class A1, 4.670% due 1/28/39 (a)	130,406
181,579	AAA	Bear Stearns Asset-Backed Securities I Trust, Series 2004-B01, Class 2A2, 4.438% due 9/25/34 (a)	181,878
		Bear Stearns Asset-Backed Securities Inc.:
286,337	AAA	Series 2003-1, Class A1, 4.538% due 11/25/42 (a)	287,751
324,667	AAA	Series 2003-SD1, Class A, 4.488% due 12/25/33 (a)	325,649
85,679	AAA	Series 2003-SD3, Class A, 4.518% due 10/25/33 (a)	85,891
220,661	AAA	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 4.348% due 1/25/33 (a)	221,098
139,865	AAA	Cendant Mortgage Corp., Series 2003-A, Class A3, 4.588% due 7/25/43 (a)(b)	140,415

See Notes to Financial Statements.

20         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 16.3% (continued)
$213,938	AAA	Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A4, 4.488% due 11/25/34 (a)	$214,576
248,000	AA+	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE16, Class M1, 4.688% due 11/25/31 (a)	248,721
50,679	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 4.498% due 8/25/32 (a)	50,783
36,603	AAA	Fremont Home Loan Trust, Series 2003-A, Class 2A2, 4.393% due 8/25/33 (a)	36,653
388,579	AAA	GMAC Mortgage Corp. Loan Trust, Series 2004-HE2, Class A2, 2.880% due 10/25/33 (a)	382,593
96,364	AAA	Household Home Equity Loan Trust, Series 2002-4, Class A, 4.550% due 10/20/32 (a)	96,444
184,741	AAA	Morgan Stanley ABS Capital I Trust, Series 2003-HE1, Class A4, 4.538% due 5/25/33 (a)	185,072
450,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 4.658% due 8/25/34 (a)	452,257
633,958	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 4.458% due 2/25/33 (a)	635,902
		Renaissance Home Equity Loan Trust:
377,867	AAA	Series 2003-2, Class A, 4.478% due 8/25/33	379,164
397,667	AAA	Series 2003-3, Class A, 4.538% due 12/25/33 (a)	400,291
31,288	AAA	Saxon Asset Securities Trust, Series 2002-1, Class AV1, 4.288% due 3/25/32 (a)	31,338
115,798	AAA	Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class A2, 4.288% due 2/25/34 (a)	115,866
63,643	AAA	Soundview Home Equity Loan Trust, Series 2003-1, Class A, 4.488% due 8/25/31 (a)	63,853
26,186	Aaa(c)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 4.378%) due 1/25/34 (a)	26,219
		Structured Asset Investment Loan Trust:
75,812	AAA	Series 2003-BC1, Class A2, 4.378% due 1/25/33 (a)	76,001
274,835	AAA	Series 2003-BC10, Class 3A5, 4.518% due 10/25/33 (a)	275,233

		Total Home Equity	6,246,836

Other — 0.8%
320,102	AAA	Lehman XS Trust, Series 2005-2, Class 2A1A, 4.188% due 8/25/35 (a)	320,002

Student Loan — 0.5%
200,000	AAA	Saco I Trust, Series 2005-WM3, Class A1, 4.330% due 9/25/35 (a)	200,000

		TOTAL ASSET-BACKED SECURITIES (Cost — $9,209,567)	9,218,753

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         21

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

MORTGAGE-BACKED SECURITIES(a) — 1.9%
FHLMC — 0.7%
$265,578		Federal Home Loan Mortgage Corp. (FHLMC), 4.669% due 1/1/27	$270,139

FNMA — 1.2%
462,051		Federal National Mortgage Association (FNMA), 4.007% due 5/1/42 (e)	464,644

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $734,330)	734,783

COLLATERALIZED MORTGAGE OBLIGATIONS — 40.7%
300,000	AAA	ABN AMRO Mortgage Corp., Series 2003-5, Class A11, PAC, 4.750% due 4/25/33	296,477
		Banc of America Mortgage Securities Inc.:
193,874	AAA	Series 2003-F, Class 1A1, 2.969% due 7/25/33 (a)	191,842
131,936	AAA	Series 2004-A, Class 1A1, 3.487% due 2/25/34 (a)	131,039
158,251	AAA	Series 2005-A, Class 2A1, 4.468% due 2/25/35 (a)	155,409
273,424	AAA	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 1A1, 4.154% due 2/25/35 (a)	269,938
127,651	AAA	Bear Stearns Alternate-A Trust, Series 2004-11, Class 1A2, 4.458% due 11/25/34 (a)	127,954
346,688	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 4.638% due 10/25/33 (a)	346,847
		Countrywide Home Loan Mortgage Pass-Through Trust:
225,742	AAA	Series 2001-HYB1, Class 1A1, 4.684% due 6/19/31 (a)	226,907
127,357	AAA	Series 2002-26, Class A4, 4.538% due 12/25/17 (a)	127,604
139,188	AAA	Series 2003-HYB3, Class 7A1, 3.800% due 11/19/33 (a)	134,445
178,346	Aaa(c)	Series 2004-19, Class A1, 5.500% due 10/25/34	178,190
416,367	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 4.488% due 6/25/34 (a)	416,888
		Federal Home Loan Mortgage Corp. (FHLMC):
250,000	AAA	Series 2852, Class TE, PAC, 5.000% due 1/15/13	250,344
375,000	AAA	Series 2866, Class WA, PAC, 5.000% due 8/15/16	375,538
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
396,282	AAA	Series 2001-T1, Class A2, 4.866% due 10/25/40 (a)	399,923
230,810	AAA	Series 2002-T18, Class A5, 4.909% due 5/25/42 (a)	234,649
173,807	AAA	Series 2002-T19, Class A4, 4.923% due 3/25/42 (a)	176,926
		REMIC Trust:
275,156	AAA	Series 1997-20, Class F, 3.571% due 3/25/27 (a)	272,258
128,223	AAA	Series 2003-111, Class HR, PAC, 3.750% due 5/25/30	124,860
315,025	AAA	Series 2003-117, Class KF, PAC, 4.438% due 8/25/33 (a)	316,500
60,509	AAA	Series 2003-124, Class F, 4.338% due 1/25/34 (a)	60,675
347,691	AAA	Series 2004-31, Class FG, 4.438% due 8/25/33 (a)	348,865
169,264	AAA	Series 2005-86, Class FC, 4.338% due 10/25/35 (a)	169,043
		Whole Loan:
105,370	AAA	Series 2003-W6, Class F, 4.388% due 9/25/42 (a)	105,891
131,818	AAA	Series 2003-W14, Class 2A, 4.812% due 1/25/43 (a)	133,665
226,303	AAA	Series 2003-W15, Class 3A, 4.871% due 12/25/42 (a)	229,795
228,207	AAA	Series 2004-T2, Class 2A, 4.822% due 7/25/43 (a)	231,221

See Notes to Financial Statements.

22         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 40.7% (continued)
$77,219	AAA	GGP Mall Properties Trust, Series 2001-C1A, Class A3, 4.670% due 2/15/14 (a)(b)	$77,378
280,791	AAA	GMAC Commercial Mortgage Asset Corp., Series 2003-SNFA, Class A, 4.770% due 1/17/18 (a)(b)	281,366
196,393	AA+	IMPAC CMB Trust, Series 2003-8, Class 1A2, 4.538% due 10/25/33 (a)	196,632
122,151	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 4.438% due 11/25/34 (a)	122,520
499,183	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.470% due 10/25/35 (a)	497,589
315,193	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 4.391% due 9/26/45 (a)(b)	315,132
389,071	AAA	MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 5A1, 3.950% due 12/25/33 (a)	389,071
372,979	AAA	MASTR Alternative Loans Trust, Series 2003-7, Class 7A1, PAC, 4.438% due 11/25/33 (a)	373,984
		Merrill Lynch Mortgage Investors Inc.:
8,540	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (a)	8,518
261,207	AAA	Series 2005-A2, Class A4, 4.498% due 2/25/35 (a)	257,160
125,790	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 1A2, 3.695% due 7/25/34 (a)	125,306
		Residential Asset Securitization Trust:
142,571	AAA	Series 2003-A11, Class A2, PAC, 4.488% due 11/25/33 (a)	142,615
351,444	AAA	Series 2004-A2, Class 1A3, PAC, 4.438% due 5/25/34 (a)	352,039
417,292	AAA	Series 2004-A4, Class A2, PAC, 4.388% due 8/25/34 (a)	417,407
117,906	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 4.438% due 6/25/33 (a)	117,962
365,741	Aaa(c)	Saco I Trust, Series 2005-2, Class A, 4.238% due 4/25/35 (a)(b)	365,741
		Sequoia Mortgage Trust:
52,005	AAA	Series 9, Class 2A, 5.161% due 9/20/32 (a)	52,324
162,467	AAA	Series 2003-2, Class A1, 4.330% due 6/20/33 (a)	162,556
		Structured ARM Loan Trust:
		Series 2004-1:
194,388	AAA	Class 1A, 5.764% due 2/25/34 (a)	196,796
62,483	AAA	Class 2A, 4.348% due 2/25/34 (a)	62,540
78,866	AAA	Series 2004-7, Class A1, 4.308% due 6/25/34 (a)	78,906
100,483	Aaa(c)	Series 2004-17, Class A1, 4.520% due 11/25/34 (a)	100,378
150,000	AAA	Series 2005-3XS, Class A2, 4.288% due 1/25/35 (a)	150,103
352,390	AAA	Series 2005-17, Class 4A2, 5.150% due 8/25/35 (a)	350,458
349,001	AAA	Series 2005-18, Class 9A1, 5.250% due 9/25/35 (a)	347,634
		Structured Asset Mortgage Investments Inc.:
61,832	AAA	Series 2002-AR1, Class 1A, 5.325% due 3/25/32 (a)	62,233
91,434	AAA	Series 2002-AR1, Class 2A, 4.669% due 3/25/32 (a)	91,813
281,175	AAA	Series 2003-AR2, Class A1, 4.367% due 12/19/33 (a)	282,113
318,020	AAA	Series 2005-AR3, Class 2A1, 5.335% due 8/25/35 (a)	324,041

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         23

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 40.7% (continued)
		Structured Asset Securities Corp.:
$101,970	AA(d)	Series 1998-3, Class M1, 5.038% due 3/25/28 (a)	$102,090
113,557	AA	Series 1998-8, Class M1, 4.978% due 8/25/28 (a)	113,686
180,484	AAA	Series 2002-8A, Class 7A1, 5.152% due 5/25/32 (a)	181,017
73,275	AAA	Series 2002-16A, Class 1A1, 5.637% due 8/25/32 (a)	74,170
43,985	AAA	Series 2002-18A, Class 4A, 5.722% due 9/25/32 (a)	44,744
40,574	AAA	Series 2003-8, Class 2A9, 4.538% due 4/25/33 (a)	40,586
6,887	AAA	Series 2003-NP3, Class A1, 4.538% due 11/25/33 (a)(b)	6,892
210,135	Aaa(c)	Series 2004-NP1, Class A, 4.438% due 9/25/33 (a)(b)	210,384
232,812	AAA	Series 2005-RF3, Class 2A, 4.655% due 6/25/35 (a)(b)	237,032
		Thornburg Mortgage Securities Trust:
199,560	AAA	Series 2004-1, Class I2A, 4.488% due 3/25/44 (a)	200,025
194,562	AAA	Series 2004-3, Class A, 4.408% due 9/25/34 (a)	195,160
374,240	AAA	Series 2005-3, Class A4, 4.308% due 10/25/35 (a)	374,240
		Washington Mutual:
253,719	AAA	Series 2003-S6, Class 2A8, 4.438% due 7/25/18 (a)	254,215
131,102	AAA	Series 2004-AR2, Class A, 4.419% due 4/25/44 (a)	131,197
		Washington Mutual Mortgage Pass-Through Certificates:
262,991	AAA	Series 2002-AR1, Class 1A1, 5.507% due 11/25/30 (a)	262,956
176,876	AAA	Series 2003-AR10, Class A3B, 3.890% due 10/25/33 (a)	176,077
		Wells Fargo Mortgage Backed Securities Trust:
120,874	Aaa(c)	Series 2003-5, Class A4, PAC, 4.438% due 5/25/33 (a)	121,125
200,000	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34 (a)	199,385
95,992	AAA	Series 2004-S, Class A2, 3.540% due 9/25/34 (a)	95,631
234,781	AAA	Series 2004-Y, Class 1A1, 4.584% due 11/25/34 (a)	230,449

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,663,363)	15,587,069

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 29.0%
U.S. Government Agencies — 29.0%
		Federal Home Loan Mortgage Corp. (FHLMC):
		One Year CMT ARM:
195,849		4.853% due 2/1/23 (a)	199,702
160,344		4.687% due 4/1/26 (a)	163,444
202,953		5.286% due 7/1/29 (a)	209,422
110,528		5.056% due 8/1/30 (a)	113,449
135,320		3.333% due 10/1/33 (a)	134,241
494,520		One Year LIBOR, 4.065% due 5/1/33 (a)	486,068
		Federal National Mortgage Association (FNMA):
299,302		12.000% due 4/20/16	348,954
		One Year CMT ARM:
495,254		4.568% due 8/1/15 (a)(e)	496,738
320,540		4.259% due 4/1/20 (a)(e)	319,581
311,547		5.119% due 11/1/25 (a)	316,108
419,910		5.244% due 1/1/26 (a)(e)	427,736
481,191		5.187% due 7/1/26 (a)	493,262

See Notes to Financial Statements.

24         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agencies (continued)
$259,511	4.862% due 5/1/28 (a)(e)	$262,866
135,615	4.995% due 5/1/28 (a)	139,672
285,469	5.149% due 9/1/30 (a)(e)	293,737
135,531	4.718% due 9/1/32 (a)	135,450
99,282	3.831% due 1/1/33 (a)	100,772
121,787	4.284% due 2/1/33 (a)	121,448
119,024	4.051% due 5/1/33 (a)	116,995
266,190	4.198% due 7/1/33 (a)	259,146
314,509	3.649% due 9/1/33 (a)	305,921
	One Year LIBOR:
90,450	4.151% due 1/1/33 (a)	90,620
174,341	4.187% due 6/1/33 (a)	171,978
263,034	4.055% due 7/1/33 (a)	259,022
112,351	3.122% due 8/1/33 (a)	110,678
137,712	4.125% due 10/1/33 (a)	135,374
332,921	4.433% due 2/1/34 (a)	326,277
431,448	3.381% due 4/1/34 (a)	427,811
284,674	4.275% due 8/1/34 (a)	280,377
363,086	4.757% due 10/1/34 (a)	360,595
471,368	4.302% due 3/1/35 (a)(e)	463,336
133,500	3.491% due 7/1/43 (a)	132,823
	Six Month LIBOR:
91,335	4.872% due 2/1/33 (a)	91,926
230,478	4.251% due 4/1/33 (a)	227,855
246,813	4.271% due 4/1/33 (a)	246,919
308,078	4.272% due 4/1/33 (a)	306,027
214,153	5.919% due 4/1/33 (a)	219,250
108,615	4.558% due 5/1/33 (a)	108,555
45,770	4.434% due 6/1/33 (a)	45,457
358,561	3.967% due 8/1/34 (a)	349,651
284,153	4.275% due 10/1/34 (a)	281,161
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
127,434	4.375% due 5/20/26 (a)	127,951
111,860	4.375% due 5/20/32 (a)	112,110
75,947	3.500% due 7/20/34 (a)	73,821
436,299	4.000% due 1/20/35 (a)	437,125
275,183	4.000% due 2/20/35 (a)	269,659

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $11,239,889)	11,101,070

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $36,847,149)	36,641,675

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         25

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 6.1%
Repurchase Agreements — 6.1%
$1,317,000	Interest in $572,678,000 joint tri-party repurchase agreement dated 10/31/05 with Deutche Bank Securities Inc., 4.000% due 11/1/05, Proceeds at maturity — $1,317,146; (Fully collateralized by various U.S. Government Agency Obligations 2.000% to 7.125% due 11/28/05 to 1/15/30; Market value — $1,343,347)	$1,317,000
1,000,000	Interest in $689,187,000 joint tri-party repurchase agreement dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.000% due 11/1/05, Proceeds at maturity — $1,000,111; (Fully collateralized by U.S. Treasury obligations, 0.000% to 3.750% due 11/03/05 to 5/15/08; Market value — $1,020,002)(e)	1,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,317,000)	2,317,000

	TOTAL INVESTMENTS — 101.7% (Cost — $39,164,149#)	38,958,675
	Liabilities in Excess of Other Assets — (1.7)%	(643,551)

	TOTAL NET ASSETS — 100.0%	$38,315,124

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at October 31, 2005.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Rating by Fitch Ratings. All ratings are unaudited.
(e)	All or a portion of this security is segregated for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 42 and 43 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury Index
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

26         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

SMITH BARNEY HIGH INCOME PORTFOLIO

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 88.9%
Aerospace & Defense — 0.8%
$1,225,000	B	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	$1,267,875
650,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	682,500
325,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	338,813

		Total Aerospace & Defense	2,289,188

Airlines — 0.8%
		Continental Airlines Inc., Pass-Through Certificates:
150,794	B+	Series 2000-2, Class C, 8.312% due 4/2/11	129,535
885,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	772,262
		United Airlines Inc., Pass-Through Certificates:
437,290	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	261,217
888,598	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	659,975
		Series 2001-1:
160,000	NR	Class B, 6.932% due 9/1/11 (a)	136,046
365,000	NR	Class C, 6.831% due 9/1/08 (a)	232,080

		Total Airlines	2,191,115

Auto Components — 0.9%
260,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	260,000
715,000	BB	Dana Corp., Notes, 6.500% due 3/1/09	609,537
225,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	247,500
		Tenneco Automotive Inc.:
400,000	B-	Senior Secured Notes, Series B, 10.250% due 7/15/13	434,000
925,000	B-	Senior Subordinated Notes, 8.625% due 11/15/14	888,000
97,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	108,883

		Total Auto Components	2,547,920

Automobiles — 2.6%
		Ford Motor Co.:
		Debentures:
360,000	BB+	6.625% due 10/1/28	248,400
350,000	BB+	8.900% due 1/15/32	287,875
4,675,000	BB+	Notes, 7.450% due 7/16/31	3,459,500
		General Motors Corp.:
		Senior Debentures:
750,000	BB-	8.250% due 7/15/23	556,875
2,925,000	BB-	8.375% due 7/15/33	2,182,781
975,000	BB-	Senior Notes, 7.125% due 7/15/13	775,125

		Total Automobiles	7,510,556

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         27

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Beverages — 0.7%
$1,575,000	B+	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	$1,647,844
330,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	339,075

		Total Beverages	1,986,919

Building Products — 1.0%
		Associated Materials Inc.:
2,000,000	CCC+	Senior Discount Notes, step bond to yield 11.250% due 3/1/14	950,000
160,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	149,600
750,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	720,000
1,275,000	B-	Ply Gem Industries Inc., Senior Subordinated Notes, 9.000% due 2/15/12	1,039,125

		Total Building Products	2,858,725

Capital Markets — 0.5%
1,235,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	1,364,675

Chemicals — 4.3%
345,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	367,856
475,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (c)	469,656
1,150,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,259,250
675,000	B+	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	654,750
1,250,000	B	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10	1,393,750
655,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	700,031
600,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	633,000
655,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	733,600
760,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	846,450
1,700,000	BB-	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	1,831,750
235,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	227,363
1,050,000	B-	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	1,111,688
225,000	B-	Resolution Performance Products LLC/RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	228,375
		Rhodia SA:
		Senior Notes:
750,000	CCC+	7.625% due 6/1/10	729,375
225,000	CCC+	10.250% due 6/1/10	240,750
650,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	617,500
390,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	419,250

		Total Chemicals	12,464,394

See Notes to Financial Statements.

28         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 3.7%
$1,125,000	B	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	$1,234,687
850,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	815,429
		Allied Waste North America Inc.:
225,000	BB-	Senior Notes, 7.250% due 3/15/15 (c)	223,875
		Senior Secured Notes, Series B:
890,000	BB-	8.500% due 12/1/08	930,050
1,500,000	B+	7.375% due 4/15/14	1,413,750
133,000	BB-	Senior Secured Subordinated Notes, 9.250% due 9/1/12	144,019
575,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	612,375
		Cenveo Corp.:
530,000	B+	Senior Notes, 9.625% due 3/15/12	561,800
800,000	B-	Senior Subordinated Notes, 7.875% due 12/1/13	744,000
		Iron Mountain Inc., Senior Subordinated Notes:
700,000	B	8.250% due 7/1/11	702,030
850,000	B	8.625% due 4/1/13	890,375
1,175,000	B	7.750% due 1/15/15	1,175,000
		Service Corp. International:
460,000	BB	Debentures, 7.875% due 2/1/13	486,450
570,000	BB	Senior Notes, 6.500% due 3/15/08	575,700

		Total Commercial Services & Supplies	10,509,540

Communications Equipment — 1.4%
3,275,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,816,500
750,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	690,000
375,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	375,937

		Total Communications Equipment	3,882,437

Computers & Peripherals — 0.1%
400,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (c)	408,000

Containers & Packaging — 3.3%
1,225,000	NR	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (a)	784,000
725,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	750,375
450,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	406,125
1,000,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	965,000
1,220,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	1,281,000
1,020,000	B+	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	1,122,000
		Pliant Corp.:
230,000	CCC-	Senior Secured Second Lien Notes, 11.125% due 9/1/09	188,600
80,000	CCC-	Senior Subordinated Notes, 13.000% due 6/1/10	12,000
600,000	CCC-	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	471,000
345,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	362,041

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         29

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Containers & Packaging — 3.3% (continued)
		Smurfit-Stone Container Enterprises Inc., Senior Notes:
$600,000	B	9.750% due 2/1/11	$603,000
675,000	B	8.375% due 7/1/12	648,000
1,275,000	B	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	1,137,937
		Tekni-Plex Inc.:
650,000	C	Senior Secured Notes, 8.750% due 11/15/13 (c)	555,750
495,000	C	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	222,750

		Total Containers & Packaging	9,509,578

Diversified Financial Services — 3.8%
		Alamosa Delaware Inc.:
363,000	CCC+	Senior Discount Notes, step bond to yield 11.437% due 7/31/09	399,300
650,000	CCC+	Senior Notes, 11.000% due 7/31/10	723,125
160,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	160,800
		Ford Motor Credit Co.:
		Notes:
775,000	BB+	7.875% due 6/15/10	746,702
375,000	BB+	7.000% due 10/1/13	343,729
1,250,000	BB+	Senior Notes, 7.250% due 10/25/11	1,166,355
		General Motors Acceptance Corp.:
2,375,000	BB	Bonds, 8.000% due 11/1/31	2,458,621
		Notes:
25,000	BB	7.250% due 3/2/11	24,617
450,000	BB	6.875% due 8/28/12	434,064
1,950,000	BB	6.750% due 12/1/14	1,867,753
812,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	867,825
725,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (c)	699,625
1,075,000	B-	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	983,625

		Total Diversified Financial Services	10,876,141

Diversified Telecommunication Services — 3.7%
		AT&T Corp., Senior Notes:
350,000	BB+	7.300% due 11/15/11	388,500
1,800,000	BB+	9.750% due 11/15/31	2,200,500
695,000	NR	GT Group Telecom Inc., Senior Discount Notes, step bond to yield 15.232% due 2/1/10 (a)(d)(e)	0
375,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	395,625
500,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (c)(f)	508,750
825,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.253% due 2/1/15 (c)	546,563
125,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	138,750
305,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	300,425
200,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	210,500

See Notes to Financial Statements.

30         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 3.7% (continued)
$406,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	$429,345
1,445,000	BB	Qwest Corp., Notes, 8.875% due 3/15/12	1,593,112
		Qwest Services Corp., Senior Secured Notes:
2,840,000	B	13.500% due 12/15/10	3,258,900
596,000	B	14.000% due 12/15/14	724,885

		Total Diversified Telecommunication Services	10,695,855

Electric Utilities — 3.0%
		Edison Mission Energy, Senior Notes:
640,000	B+	10.000% due 8/15/08	705,600
325,000	B+	7.730% due 6/15/09	338,812
1,525,000	B+	9.875% due 4/15/11	1,784,250
		Mirant Americas Generation LLC, Senior Notes:
475,000	NR	7.625% due 5/1/06 (a)	572,375
900,000	NR	9.125% due 5/1/31 (a)	1,181,250
1,165,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,374,700
		Reliant Energy Inc., Senior Secured Notes:
800,000	B+	9.250% due 7/15/10	844,000
1,650,000	B+	9.500% due 7/15/13	1,765,500

		Total Electric Utilities	8,566,487

Electrical Equipment — 0.2%
690,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	709,369

Electronic Equipment & Instruments — 0.3%
		Muzak LLC/Muzak Finance Corp.:
750,000	CCC-	Senior Notes, 10.000% due 2/15/09	645,000
275,000	CCC-	Senior Subordinated Notes, 9.875% due 3/15/09	136,125

		Total Electronic Equipment & Instruments	781,125

Energy Equipment & Services — 0.9%
286,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (c)	294,580
		Hanover Compressor Co.:
1,000,000	B	Senior Notes, 8.625% due 12/15/10	1,065,000
900,000	B-	Subordinated Notes, zero coupon bond to yield 11.312% due 3/31/07	798,750
415,000	B-	Key Energy Services Inc., Senior Notes, Series C, 8.375% due 3/1/08	432,638

		Total Energy Equipment & Services	2,590,968

Food & Staples Retailing — 0.9%
1,400,000	B-	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	1,305,500
		Rite Aid Corp., Notes:
1,305,000	B-	7.125% due 1/15/07	1,311,525
50,000	B-	6.125% due 12/15/08 (c)	46,750

		Total Food & Staples Retailing	2,663,775

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         31

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Food Products — 2.9%
$175,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	$189,000
		Ahold Lease USA Inc., Pass-Through Certificates:
675,559	BB+	Series 2001 A-1, 7.820% due 1/2/20	726,649
400,000	BB+	Series 2001 A-2, 8.620% due 1/2/25	446,250
335,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	340,025
975,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	1,043,250
		Doane Pet Care Co.:
1,000,000	CCC+	Senior Notes, 10.750% due 3/1/10	1,082,500
65,000	CCC+	Senior Subordinated Notes, 9.750% due 5/15/07	65,081
		Dole Food Co. Inc.:
1,000,000	B+	Debentures, 8.750% due 7/15/13	1,047,500
44,000	B+	Senior Notes, 8.875% due 3/15/11	45,760
1,525,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	1,418,250
725,000	B+	Swift & Co., Senior Notes, 10.125% due 10/1/09	768,500
1,152,000	B	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	1,215,360

		Total Food Products	8,388,125

Health Care Equipment & Supplies — 0.5%
1,275,000	B-	Accellent Corp., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	1,498,125

Health Care Providers & Services — 4.8%
1,150,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,201,750
725,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	721,375
		DaVita Inc.:
650,000	B	Senior Notes, 6.625% due 3/15/13	661,375
775,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	786,625
270,000	B	Extendicare Health Services Inc., Senior Subordinated Notes, 9.500% due 7/1/10	288,900
2,925,000	BB+	HCA Inc., Notes, 6.375% due 1/15/15	2,884,758
1,875,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,931,250
675,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	511,312
700,000	B-	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12 (c)	724,500
583,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	664,620
		Tenet Healthcare Corp., Senior Notes:
1,325,000	B	6.500% due 6/1/12	1,159,375
650,000	B	7.375% due 2/1/13	580,125
25,000	B	9.875% due 7/1/14	24,313
325,000	B	6.875% due 11/15/31	250,250
1,425,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,432,125

		Total Health Care Providers & Services	13,822,653

See Notes to Financial Statements.

32         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 9.1%
$338,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	$321,945
1,015,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	1,086,050
1,300,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	1,288,625
		Caesars Entertainment Inc., Senior Subordinated Notes:
450,000	BB+	8.875% due 9/15/08	484,875
1,400,000	BB+	8.125% due 5/15/11	1,536,500
1,925,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.338% due 3/15/14	1,371,562
1,200,000	B-	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	1,230,000
625,000	B-	Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12	578,125
1,425,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	1,382,250
1,300,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	1,348,750
		Hilton Hotels Corp.:
250,000	BBB-	Notes, 7.625% due 12/1/12	265,613
510,000	BBB-	Senior Notes, 7.950% due 4/15/07	526,935
25,000	B+	HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08	25,406
600,000	CCC-	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	483,000
1,375,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	1,306,250
1,125,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (c)	1,074,375
1,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,095,375
725,000	B-	Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13	728,625
125,000	CCC+	Loews Cineplex Entertainment Corp., Senior Subordinated Notes, 9.000% due 8/1/14	120,938
		MGM MIRAGE Inc.:
1,275,000	BB	Senior Notes, 6.750% due 9/1/12	1,275,000
260,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	268,450
		Senior Subordinated Notes:
325,000	B+	9.750% due 6/1/07	342,875
900,000	B+	8.375% due 2/1/11	956,250
585,000	B+	Series B, 10.250% due 8/1/07	625,950
750,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	753,750
750,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	720,000
1,225,000	BB-	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,257,156
		Six Flags Inc., Senior Notes:
75,000	CCC	9.750% due 4/15/13	75,000
700,000	CCC	9.625% due 6/1/14	696,500
1,225,000	BB+	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	1,326,062

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         33

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 9.1% (continued)
$1,225,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	$1,240,313
275,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (c)	284,625

		Total Hotels, Restaurants & Leisure	26,077,130

Household Durables — 1.7%
		D.R. Horton Inc.:
320,000	BB+	Senior Notes, 8.000% due 2/1/09	342,018
340,000	BB-	Senior Subordinated Notes, 9.375% due 3/15/11	360,725
1,000,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	635,000
900,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	974,250
480,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	508,675
570,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	618,450
1,200,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	1,224,000
325,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	336,375

		Total Household Durables	4,999,493

Independent Power Producers & Energy Traders — 3.6%
		AES Corp., Senior Notes:
1,470,000	B-	9.500% due 6/1/09	1,587,600
1,125,000	B-	7.750% due 3/1/14	1,172,812
		Calpine Corp.:
2,285,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (c)	1,610,925
85,000	CCC	Senior Notes, 8.625% due 8/15/10	39,100
645,000	B-	Senior Secured Notes, 8.750% due 7/15/13 (c)	449,888
		Dynegy Holdings Inc.:
		Debentures:
1,300,000	CCC+	7.125% due 5/15/18	1,150,500
1,250,000	CCC+	7.625% due 10/15/26	1,106,250
1,375,000	B-	Second Priority Senior Secured Notes, 10.650% due 7/15/08 (c)(f)	1,460,937
1,616,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	1,769,520

		Total Independent Power Producers & Energy Traders	10,347,532

Industrial Conglomerates — 0.3%
445,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (d)	378,250
575,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	608,063

		Total Industrial Conglomerates	986,313

Insurance — 0.2%
555,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	592,179

Internet Software & Services — 0.4%
1,264,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,257,680

See Notes to Financial Statements.

34         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Machinery — 1.4%
$175,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	$185,062
575,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (c)	554,875
1,200,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,266,000
260,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	278,850
		Terex Corp., Senior Subordinated Notes:
650,000	B	9.250% due 7/15/11	697,125
500,000	B	Series B, 10.375% due 4/1/11	536,250
560,000	CCC+	Wolverine Tube Inc., Senior Notes, 7.375% due 8/1/08 (c)	484,400

		Total Machinery	4,002,562

Marine — 0.2%
650,000	B+	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	718,250

Media — 11.2%
1,375,000	B	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	1,412,812
1,589,557	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	1,673,009
		CCH I Holdings LLC:
3,511,000	CCC-	11.000% due 10/1/15 (c)	3,195,010
		Senior Notes:
1,035,000	CCC-	step bond to yield 17.231% due 1/15/14 (c)	786,600
1,535,000	CCC-	step bond to yield 18.099% due 5/15/14 (c)	982,400
400,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (c)	400,000
		CSC Holdings Inc.:
1,350,000	BB-	Senior Debentures, 7.625% due 7/15/18	1,296,000
		Senior Notes, Series B:
300,000	BB-	8.125% due 7/15/09	308,250
260,000	BB-	7.625% due 4/1/11	261,950
910,000	B+	Senior Subordinated Debentures, 10.500% due 5/15/16	980,525
504,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	590,940
1,300,000	B	Dex Media Inc., Discount Notes, step bond to yield 9.015% due 11/15/13	1,014,000
1,001,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,108,607
2,275,000	BB-	DIRECTV Holdings LLC, Senior Notes, 6.375% due 6/15/15	2,243,719
569,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	618,788
		EchoStar DBS Corp., Senior Notes:
748,000	BB-	9.125% due 1/15/09	787,270
1,850,000	BB-	6.625% due 10/1/14	1,803,750
650,000	B-	Emmis Communications Corp., Senior Notes, 9.745% due 6/15/12 (f)	654,875

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         35

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Media — 11.2% (continued)
$1,100,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.515% due 10/15/13	$803,000
1,065,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, step bond to yield 14.115% due 2/15/11	1,099,612
1,125,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	1,223,437
325,000	B	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	349,375
1,150,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	1,129,875
1,000,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	890,000
1,075,000	CCC+	NextMedia Operating Inc., Senior Subordinated Notes, 10.750% due 7/1/11	1,173,094
175,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (c)	196,875
400,000	B+	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	450,000
550,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	583,688
450,000	B+	Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (c)	497,250
1,670,000	B+	Rogers Cablesystems Ltd., Senior Subordinated Debentures, 11.000% due 12/1/15	1,770,200
1,350,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.750% due 12/15/11	1,424,250
275,000	CCC	Vertis Inc., Secured Notes, 9.750% due 4/1/09	280,500
211,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield 12.262% due 8/1/11	216,275

		Total Media	32,205,936

Metals & Mining — 0.3%
450,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (c)	412,875
380,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	438,640

		Total Metals & Mining	851,515

Multi-Utilities — 0.1%
180,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	198,323

Multi-line Retail — 1.1%
		J.C. Penney Co. Inc., Notes:
950,000	BB+	8.000% due 3/1/10	1,031,094
705,000	BB+	9.000% due 8/1/12	808,411
500,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (c)	485,000
667,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	730,365

		Total Multi-line Retail	3,054,870

See Notes to Financial Statements.

36         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 6.1%
		Chesapeake Energy Corp., Senior Notes:
$2,325,000	BB	6.375% due 6/15/15	$2,295,937
550,000	BB	6.250% due 1/15/18	536,250
842,000	B+	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	913,570
		El Paso Corp., Medium-Term Notes:
2,125,000	B-	7.750% due 1/15/32	2,119,687
915,000	B-	7.800% due 8/1/31	912,713
1,300,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,319,500
480,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11	519,600
309,000	Aa3(b)	Pennzoil-Quaker State Co., Senior Notes, 10.000% due 11/1/08	324,457
955,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	1,024,237
195,000	B+	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	205,238
320,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	336,800
1,450,000	B	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,384,750
1,185,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,273,875
		Vintage Petroleum Inc.:
455,000	BB-	Senior Notes, 8.250% due 5/1/12	492,538
125,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	131,563
		Williams Cos. Inc.:
		Notes:
1,275,000	B+	7.875% due 9/1/21	1,381,781
1,375,000	B+	8.750% due 3/15/32	1,593,281
600,000	B+	Senior Notes, 7.625% due 7/15/19	639,000

		Total Oil, Gas & Consumable Fuels	17,404,777

Paper & Forest Products — 2.2%
		Abitibi-Consolidated Inc.:
645,000	BB-	Debentures, 8.850% due 8/1/30	541,800
500,000	BB-	Notes, 8.550% due 8/1/10	491,250
1,250,000	B+	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	1,181,250
750,000	B-	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	693,750
		Bowater Inc.:
550,000	BB	Debentures, 9.500% due 10/15/12	555,500
750,000	BB	Notes, 6.500% due 6/15/13	663,750
		Buckeye Technologies Inc., Senior Subordinated Notes:
205,000	B	9.250% due 9/15/08	206,025
1,190,000	B	8.000% due 10/15/10	1,130,500
525,000	BB+	Domtar Inc., Notes, 7.125% due 8/15/15	446,250
600,000	BB-	Norske Skog Canada Ltd., Senior Notes, 7.375% due 3/1/14	537,000

		Total Paper & Forest Products	6,447,075

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         37

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Personal Products — 0.7%
$1,025,000	Caa2(b)	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	$773,875
		Playtex Products Inc.:
900,000	B	Senior Secured Notes, 8.000% due 3/1/11	943,875
150,000	CCC+	Senior Subordinated Notes, 9.375% due 6/1/11	156,000

		Total Personal Products	1,873,750

Real Estate — 1.4%
		Host Marriott LP, Senior Notes:
625,000	B+	7.125% due 11/1/13	636,719
1,020,000	B+	Series I, 9.500% due 1/15/07	1,069,725
1,125,000	B+	Series O, 6.375% due 3/15/15	1,096,875
		MeriStar Hospitality Corp., Senior Notes:
225,000	CCC+	9.000% due 1/15/08	233,719
50,000	CCC+	9.125% due 1/15/11	53,562
925,000	CCC+	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	981,656

		Total Real Estate	4,072,256

Road & Rail — 0.2%
550,000	CCC+	Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	586,438

Semiconductors & Semiconductor Equipment — 0.5%
		Amkor Technology Inc.:
325,000	B-	Senior Notes, 9.250% due 2/15/08	312,000
1,290,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	1,109,400

		Total Semiconductors & Semiconductor Equipment	1,421,400

Specialty Retail — 1.7%
725,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (c)	721,375
1,025,000	B-	CSK Auto Inc., Notes, 7.000% due 1/15/14	963,500
300,000	B	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	256,500
725,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	809,459
1,325,000	CCC+	General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10	1,116,312
668,000	B-	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	736,470
425,000	CCC	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18	303,875

		Total Specialty Retail	4,907,491

Textiles, Apparel & Luxury Goods — 0.8%
		Levi Strauss & Co., Senior Notes:
325,000	B-	8.804% due 4/1/12 (f)	324,187
255,000	B-	12.250% due 12/15/12	281,138
975,000	B-	9.750% due 1/15/15	989,625
600,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	618,000

		Total Textiles, Apparel & Luxury Goods	2,212,950

See Notes to Financial Statements.

38         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Thrifts & Mortgage Finance — 0.4%
$1,075,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	$1,134,125

Wireless Telecommunication Services — 4.2%
439,900	CCC	AirGate PCS Inc., Senior Secured Subordinated Notes, 9.375% due 9/1/09	461,895
360,000	BB-	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.432% due 8/1/08	279,450
3,550,000	A	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	4,643,091
		Nextel Communications Inc.:
1,775,000	A-	Senior Notes, Series E, 6.875% due 10/31/13	1,858,388
1,650,000	A-	Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	1,747,878
373,000	BB-	Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09	400,043
		Sprint Capital Corp.:
1,350,000	A-	Notes, 8.750% due 3/15/32	1,751,366
775,000	A-	Senior Notes, 6.875% due 11/15/28	828,759

		Total Wireless Telecommunication Services	11,970,870

		TOTAL CORPORATE BONDS & NOTES (Cost — $252,169,444)	255,438,585

ASSET-BACKED SECURITIES — 0.0%
Credit Card — 0.0%
56,695	B	First Consumers Master Trust, Series 2001-A, Class A, 4.280% due 9/15/08 (f)	56,374

Diversified Financial Services — 0.0%
1,402,534	D	Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/12 (a)(d)(e)	0

		TOTAL ASSET-BACKED SECURITIES (Cost — $1,614,956)	56,374

LOAN PARTICIPATIONS — 1.4%
United States — 1.4%
997,500		Delphi Corp., Term Loan, Tranche B, 10.300% due 6/14/11 (JPMorgan Chase & Co.)	1,039,716
3,000,000		UPC Broadband Inc. Term Loan, Tranche H2, 6.554% due 3/15/12 (Bank of America)	3,029,218

		TOTAL LOAN PARTICIPATIONS (Cost — $4,021,191)	4,068,934

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         39

Schedules of Investments (October 31, 2005) (continued)

Shares	Security	Value

COMMON STOCKS — 0.7%
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
23,465	Aurora Foods Inc. (d)(e)*	$0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
1,619	Outsourcing Solutions Inc. (e)*	6,882

INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
1,150	Northrop Grumman Corp.	61,698

INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
4,335	Motorola Inc.	96,063

Semiconductors & Semiconductor Equipment — 0.0%
478	Freescale Semiconductor Inc., Class B Shares*	11,415

	TOTAL INFORMATION TECHNOLOGY	107,478

MATERIALS — 0.1%
Chemicals — 0.1%
17,316	Applied Extrusion Technologies Inc., Class A Shares*	147,186

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.2%
870	McLeodUSA Inc., Class A Shares*	21
27,795	Telewest Global Inc.*	634,004

	Total Diversified Telecommunication Services	634,025

Wireless Telecommunication Services — 0.4%
52,153	Alamosa Holdings Inc.*	771,864
13,152	Crown Castle International Corp.*	322,487

	Total Wireless Telecommunication Services	1,094,351

	TOTAL TELECOMMUNICATION SERVICES	1,728,376

	TOTAL COMMON STOCKS (Cost — $2,658,202)	2,051,620

CONVERTIBLE PREFERRED STOCKS — 0.7%
TELECOMMUNICATION SERVICES — 0.7%
Wireless Telecommunication Services — 0.7%
1,457	Alamosa Holdings Inc., Cumulative Convertible, Series B, 7.500% due 7/31/13	1,607,800
7,000	Crown Castle International Corp., 6.250% due 8/15/12	360,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $639,775)	1,968,300

See Notes to Financial Statements.

40         Travelers Series Fund Inc. 2005 Annual Report

Schedules of Investments (October 31, 2005) (continued)

Warrant	Security	Value

WARRANTS* — 0.1%
360	American Tower Corp., Class A Shares, Expires 8/1/08(c)	$121,506
430	Cybernet Internet Services International Inc., Expires 7/1/09(c)(d)(e)	0
695	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(c)(d)(e)	0
350	Horizon PCS Inc., Expires 10/1/10(c)(d)(e)	0
375	IWO Holdings Inc., Expires 1/15/11(c)(d)(e)	0
165	Jazztel PLC, Expires 5/1/09(e)	0
435	Merrill Corp., Class B Shares, Expires 5/1/09(c)(d)(e)	0
80	Pliant Corp., Expires 6/1/10(c)(d)(e)	1
700	RSL Communications Ltd., Class A Shares, Expires 11/15/06(c)(d)(e)	0

	TOTAL WARRANTS (Cost — $211,209)	121,507

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $261,314,777)	263,705,320

Face Amount
SHORT-TERM INVESTMENTS — 7.5%
Repurchase Agreements — 7.5%
$11,614,000	Interest in $164,777,000 joint tri-party repurchase agreement dated 10/31/05 with Barclays Capital Inc., 3.930% due 11/1/05; Proceeds at maturity — $11,615,268; (Fully collateralized by various U.S. Treasury Strips, 0.000% due 2/15/11 to 2/15/19; Market value — $11,962,453)	11,614,000
10,000,000	Interest in $689,187,000 joint tri-party repurchase agreement dated 10/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.000% due 11/1/05; Proceeds at maturity — $10,001,111; (Fully collateralized by U.S. Treasury obligations, 0.000% to 3.750% due 11/03/05 to 5/15/08; Market value — $10,200,023)	10,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $21,614,000)	21,614,000

	TOTAL INVESTMENTS — 99.3% (Cost — $282,928,777#)	285,319,320
	Other Assets in Excess of Liabilities — 0.7%	2,151,144

	TOTAL NET ASSETS — 100.0%	$287,470,464

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is currently in default.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Illiquid security.
(e)	Securities are fair valued at October 31, 2005 in accordance with the policies adopted by the Board of Directors (see Note 1).
(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at October 31, 2005.
#	Aggregate cost for federal income tax purposes is $283,788,669.

See pages 42 and 43 for definitions of ratings.

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         41

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

42         Travelers Series Fund Inc. 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch’’) — Ratings from “AAA” to “CCC” may be modified by the additional of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

— Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

— Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

— Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

— Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

— Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Travelers Series Fund Inc. 2005 Annual Report         43

Statements of Assets and Liabilities (October 31, 2005)

	SB Adjustable Rate Income Portfolio	Smith Barney High Income Portfolio
ASSETS:
Investments, at cost	$39,164,149	$282,928,777

Investments, at value	38,958,675	285,319,320
Cash	252	142
Dividends and interest receivable	146,251	6,045,580
Receivable for securities sold	—	291,470
Receivable for Fund shares sold	34,910	75,759
Deposits with brokers for futures contracts	7,200	—
Receivable from broker — variation margin on open futures contracts	281	—
Prepaid expenses	—	66,438

Total Assets	39,147,569	291,798,709

LIABILITIES:
Payable for securities purchased	764,626	4,109,728
Management fee payable	19,482	144,810
Payable for Fund shares repurchased	5,349	3,878
Transfer agent fees payable	1,251	1,152
Distribution plan fees payable	1,157	—
Directors’ fees payable	613	—
Accrued expenses	39,967	68,677

Total Liabilities	832,445	4,328,245

Total Net Assets	$38,315,124	$287,470,464

NET ASSETS:
Par value (Note 4)	$38	$378
Paid-in capital in excess of par value	37,823,509	365,277,378
Undistributed net investment income	816,291	17,947,071
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(153,487)	(98,144,906)
Net unrealized appreciation (depreciation) on investments and futures contracts	(171,227)	2,390,543

Total Net Assets	$38,315,124	$287,470,464

Shares Outstanding	3,762,839	37,762,165

Net Asset Value	$10.18	$7.61

See Notes to Financial Statements.

44         Travelers Series Fund Inc. 2005 Annual Report

Statements of Operations (For the year ended October 31, 2005)

	SB Adjustable Rate Income Portfolio	Smith Barney High Income Portfolio
INVESTMENT INCOME:
Interest	$1,138,895	$22,911,965
Dividends	—	59,110

Total Investment Income	1,138,895	22,971,075

EXPENSES:
Management fee (Note 2)	196,871	1,728,486
Distribution fees (Notes 2)	82,029	—
Custody fees	26,217	62,730
Audit and tax	22,000	24,425
Shareholder reports	16,468	40,934
Legal fees	14,896	20,888
Directors’ fees	5,326	10,711
Transfer agent fees (Note 2)	5,004	4,356
Insurance	576	9,823
Miscellaneous expenses	1,780	3,226

Total Expenses	371,167	1,905,579
Less: Distribution fee waivers (Note 2)	(49,217)	—

Net Expenses	321,950	1,905,579

Net Investment Income	816,945	21,065,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	3,518	2,568,566
Futures contracts	(20,230)	—
Foreign currency transactions	—	(10,900)

Net Realized Gain (Loss)	(16,712)	2,557,666

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(210,187)	(14,885,829)
Futures contracts	34,247	—

Change in Net Unrealized Appreciation/Depreciation	(175,940)	(14,885,829)

Increase from Payment by Affiliate	—	92,400

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(192,652)	(12,235,763)

Increase in Net Assets From Operations	$624,293	$8,829,733

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         45

Statements of Changes in Net Assets (For the Years Ended October 31,)

SB Adjustable Rate Income Portfolio	2005	2004
OPERATIONS:
Net investment income	$816,945	$184,033
Net realized gain (loss)	(16,712)	6,619
Change in net unrealized appreciation/depreciation	(175,940)	3,186

Increase in Net Assets From Operations	624,293	193,838

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(300,185)	(39,951)

Decrease in Net Assets From Distributions to Shareholders	(300,185)	(39,951)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	21,156,364	26,201,711
Reinvestment of distributions	300,185	39,951
Cost of shares repurchased	(7,217,375)	(13,165,700)

Increase in Net Assets From Fund Share Transactions	14,239,174	13,075,962

Increase in Net Assets	14,563,282	13,229,849
NET ASSETS:
Beginning of year	23,751,842	10,521,993

End of year*	$38,315,124	$23,751,842

* Includes undistributed net investment income of:	$816,291	$204,400

See Notes to Financial Statements.

46         Travelers Series Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,) (continued)

Smith Barney High Income Portfolio	2005	2004
OPERATIONS:
Net investment income	$21,065,496	$20,792,898
Net realized gain	2,557,666	4,139,124
Change in net unrealized appreciation/depreciation	(14,885,829)	5,544,059
Increase from Payment by Affiliate	92,400	—

Increase in Net Assets From Operations	8,829,733	30,476,081

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(23,581,997)	(17,859,204)

Decrease in Net Assets From Distributions to Shareholders	(23,581,997)	(17,859,204)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	37,541,706	41,540,000
Reinvestment of distributions	23,581,997	17,859,204
Cost of shares repurchased	(38,385,269)	(29,126,715)

Increase in Net Assets From Fund Share Transactions	22,738,434	30,272,489

Increase in Net Assets	7,986,170	42,889,366
NET ASSETS:
Beginning of year	279,484,294	236,594,928

End of year*	$287,470,464	$279,484,294

* Includes undistributed net investment income of:	$17,947,071	$19,311,445

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         47

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

SB Adjustable Rate Income Portfolio	2005	2004	2003(1)
Net Asset Value, Beginning of Year	$10.10	$10.01	$10.00

Income (Loss) From Operations:
Net investment income	0.24	0.09	0.01
Net realized and unrealized gain (loss)	(0.05)	0.03	—

Total Income From Operations	0.19	0.12	0.01

Less Distributions From:
Net investment income	(0.11)	(0.03)	—

Total Distributions	(0.11)	(0.03)	—

Net Asset Value, End of Year	$10.18	$10.10	$10.01

Total Return(2)	1.87%	1.24%	0.10%

Net Assets, End of Year (millions)	$38	$24	$11

Ratios to Average Net Assets:
Gross expenses	1.13%	1.31%	4.72	%(3)
Net expenses(4)	0.98	1.00	1.00	(3)
Net investment income	2.49	1.19	0.87	(3)

Portfolio Turnover Rate	12%	68%	3%

(1)	For the period September 12, 2003 (commencement of operations) to October 31, 2003.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(3)	Annualized.
(4)	Citigroup Global Markets Inc. (“the Distributor”) has voluntarily waived 0.15% of 12b-1 distribution plan fees for the years ended October 31, 2005 and 2004 and the period ended October 31, 2003. This waiver is voluntary and may be discontinued at any time by the Distributor. In addition, Smith Barney Fund Management LLC (“the Manager”) has contractually agreed to an expense limitation of 1.00%.

See Notes to Financial Statements.

48         Travelers Series Fund Inc. 2005 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney High Income Portfolio	2005		2004		2003	2002		2001
Net Asset Value, Beginning of Year	$8.02		$7.67		$6.65	$8.32		$10.29

Income (Loss) From Operations:
Net investment income	0.58		0.58		0.63	0.82	(1)	1.02
Net realized and unrealized gain (loss)	(0.33)		0.32		1.28	(1.44	)(1)	(1.80)

Total Income (Loss) From Operations	0.25		0.90		1.91	(0.62)		(0.78)

Less Distributions From:
Net investment income	(0.66)		(0.55)		(0.89)	(1.05)		(1.19)

Total Distributions	(0.66)		(0.55)		(0.89)	(1.05)		(1.19)

Net Asset Value, End of Year	$7.61		$8.02		$7.67	$6.65		$8.32

Total Return(2)	3.14	%(3)	12.33%		31.70%	(7.39)%		(8.08)%

Net Assets, End of Year (millions)	$287		$279		$237	$155		$176

Ratios to Average Net Assets:
Expenses	0.66%		0.66	%(4)	0.69%	0.69%		0.67%
Net investment income	7.31		7.93		9.53	10.39	(1)	11.52

Portfolio Turnover Rate	20%		33%		36%	78%		77%

(1)	Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.
(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. The total return did not change due to this reimbursement.
(4)	The investment manager voluntarily waived a portion of its fees. The actual expense ratio did not change due to this waiver.

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         49

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The SB Adjustable Rate Income Portfolio (“SBARIP”) and Smith Barney High Income Portfolio (“SBHI”) (“Funds”) are separate investment funds of the Travelers Series Fund Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds may enter into financial futures contracts to hedge a portion of the portfolio to the extent permitted by its investment policies and objectives. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the

50         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. SBHI may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. SBHI may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Credit and Market Risk. SBHI invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

Travelers Series Fund Inc. 2005 Annual Report         51

Notes to Financial Statements (continued)

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Losses
SB Adjustable Rate Income Portfolio(a)	$95,131	$(95,131)

Smith Barney High Income Portfolio(b)	1,152,127	(1,152,127)

(a)	Reclassification is primarily due to income from mortgage backed securities treated as capital gains for tax purposes.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of various items.

52         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of SBARIP and SBHI. SBARIP and SBHI pay SBFM a management fee calculated at the annual rate of 0.60% of the average daily net assets of SBARIP and SBHI, respectively. SBARIP has a contractual expense limitation in place of 1.00% for a period of sixteen months from October 31, 2004.

Effective November 1, 2005, SBARIP’s management fee will be calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Fee Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

During the year ended October 31, 2005 SBFM reimbursed SBHI in the amount of $92,400 for losses incurred resulting from an investment transaction error.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Funds’ transfer agent and PFPC Inc. (“PFPC”) acts as the Funds’ sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2005, each Fund paid transfer agent fees of $4,167 to CTB.

The Company, on behalf of SBARIP, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Citigroup Global Markets Inc. (“CGM”) acts as the distributor for SBARIP. The Plan provides that SBARIP shall pay a fee in an amount not to exceed 0.25% of the average daily net assets of SBARIP. This fee is calculated daily and paid monthly. The Company has agreed to voluntarily waive 0.15% of the Rule 12b-1 distribution plan fees for SBARIP. For the year ended October 31, 2005, Rule 12b-1 distribution plan fees of $49,217 were waived for SBARIP.

During the year ended October 31, 2005, CGM, another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions.

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

Travelers Series Fund Inc. 2005 Annual Report         53

Notes to Financial Statements (continued)

3.	Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments		U.S. Government and Agency Obligations
	Purchases	Sales	Purchases	Sales
SBARIP	$19,298,136	$3,007,905	$12,891,558	$778,183

SBHI	68,309,299	53,877,467	—	—

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ depreciation
SBARIP	$29,470	$(234,944)	$(205,474)

SBHI	14,817,125	(13,286,474)	1,530,651

At October 31, 2005, SBARIP had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Notes 2 Year Futures	18	12/05	$3,727,903	$3,693,656	$34,247

At October 31, 2005, the Fund had deposited $7,200 with the broker as initial margin collateral.

At October 31, 2005, SBHI did not have any open futures contracts.

4.	Capital Shares

At October 31, 2005, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

54         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2005	Year Ended October 31, 2004
SB Adjustable Rate Income Portfolio
Shares sold	2,096,973	2,607,403
Shares issued on reinvestment	29,989	3,999
Shares repurchased	(715,287)	(1,311,034)

Net Increase	1,411,675	1,300,368

Smith Barney High Income Portfolio
Shares sold	4,829,415	5,397,647
Shares issued on reinvestment	3,127,586	2,406,900
Shares repurchased	(5,025,782)	(3,826,668)

Net Increase	2,931,219	3,977,879

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2005 were as follows:

	SB Adjustable Rate Income Portfolio	Smith Barney High Income Portfolio
Distributions paid from:
Ordinary income	$300,185	$23,581,997

Total distributions paid	$300,185	$23,581,997

The tax character of distributions paid during the fiscal year ended October 31, 2004 were as follows:

	SB Adjustable Rate Income Portfolio	Smith Barney High Income Portfolio
Distributions paid from:
Ordinary income	$39,951	$17,859,204

Total distributions paid	$39,951	$17,859,204

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	SB Adjustable Rate Income Portfolio		Smith Barney High Income Portfolio
Undistributed ordinary income — net	$816,291		$18,017,009

Capital loss carryforward*	(119,240)		(97,285,014)
Other book/tax temporary differences	(34,247	)(a)	(69,938	)(b)
Unrealized appreciation/(depreciation)	(171,227)		1,530,651	(c)

Total accumulated earnings/(losses) — net	$491,577		$(77,807,292)

Travelers Series Fund Inc. 2005 Annual Report         55

Notes to Financial Statements (continued)

(*)	During the taxable year ended October 31, 2005, Smith Barney High Income Portfolio utilized $2,046,530, of its capital loss carryover available from prior years. As of October 31, 2005, the Funds had the following net capital loss carryforward remaining:

Year of Expiration	SB Adjustable Rate Income Portfolio	Smith Barney High Income Portfolio
10/31/2007	—	$(9,630,515)
10/31/2008	—	(18,327,807)
10/31/2009	—	(42,940,350)
10/31/2010	—	(21,882,303)
10/31/2011	$(2,911)	(4,504,039)
10/31/2012	(38,733)	—
10/31/2013	(77,596)	—

	$(119,240)	$(97,285,014)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.
(b)	Other book/tax temporary differences are attributable primarily to the book/tax treatment of various items.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

56         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its

Travelers Series Fund Inc. 2005 Annual Report         57

Notes to Financial Statements (continued)

affiliates, including SBFM and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8.	Other Matters

The Funds have received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Funds or SBFM’s ability to perform investment advisory services relating to the Funds.

58         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

9.	Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each Fund’s existing investment management contract to terminate. Each Fund’s shareholders previously approved a new investment management contract between the Funds and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Each Fund’s Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of each Fund. The Board has also approved an amended and restated Rule 12b-1 Plan for the SB Adjustable Rate Income Portfolio. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, with respect to those fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide each applicable Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plan and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Travelers Series Fund Inc. 2005 Annual Report         59

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney High Income and SB Adjustable Rate Income Portfolios, each a series of Travelers Series Fund Inc., as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended with respect to Smith Barney High Income Portfolio and the financial highlights for each of the years in the two-year period then ended and the period from September 12, 2003 (commencement of operations) through October 31, 2003 with respect to SB Adjustable Rate Income Portfolio. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income and SB Adjustable Rate Income Portfolios as of October 31, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the periods described above in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

60         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreements (unaudited)

At meetings of the Board of Travelers Series Fund Inc., on behalf of its series, SB Adjustable Rate Income Portfolio and Smith Barney High Income Portfolio (each series, a “Fund” and collectively, the “Funds”), including the Funds’ independent, or non-interested, Board members (the “Independent Board Members”), the Board received information from the Funds’ manager, Smith Barney Fund Management LLC (the “Manager”), to assist them in their consideration of the Funds’ management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Funds’ distributor, as well as the advisory and distribution arrangements for the Funds. In voting to approve each Management Agreement, the Board, including the Independent Board Members, considered whether the approval would be in the best interest of the Funds and their shareholders based upon several factors including those discussed below.

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Funds and their shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Funds’ affairs and the Manager’s role in coordinating the activities of the Funds’ other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Funds’ expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

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Board Approval of Management Agreements (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and reviewed performance information for the Funds as well as for a group of comparable funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also was provided with information comparing the Funds’ performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark index(es).

SB Adjustable Rate Income Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all variable insurance products classified as “short-intermediate investment grade debt funds” by Lipper, showed that the Fund’s performance, as of March 31, 2005, for the 1-year period was better than the median. Based on their review, which included careful consideration of all the factors noted above, the Board concluded that the Fund’s relative performance was acceptable.

Smith Barney High Income Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all variable insurance products classified as “high current yield funds” by Lipper, showed that the Fund’s performance, as of March 31, 2005, for the 1- and 3-year periods was better than the median, while the performance for the 5- and 10-year periods was lower than the median. The Board noted that in 2002 there had been a change in the portfolio management team managing the Fund’s portfolio and that they believe this has contributed to the Fund’s improved performance. As a result of this improvement and based on their review, which included careful consideration of all the factors noted above, the Board concluded that the Fund’s relative performance was acceptable.

62         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Funds to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fees and Actual Management Fee and each Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Funds including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds are provided with administrative services, office facilities, Fund officers (including the Funds’ chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the current distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Funds’ affiliated distributor and how the amount received by the distributor was expended.

SB Adjustable Rate Income Portfolio

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 7 variable insurance portfolio funds (including the Fund) classified as “short-intermediate investment grade debt funds” and “intermediate investment grade debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group although the Contractual Management Fees were higher than the median while the Actual Management Fees were better than the median. The Board noted that the Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the Manager offered to reduce the Contractual Management Fee and institute fee breakpoints effective November 1, 2005; as the Fund’s assets grow the impact of the breakpoints will become effective.

Travelers Series Fund Inc. 2005 Annual Report         63

Board Approval of Management Agreements (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Funds under the Management Agreement.

Smith Barney High Income Portfolio

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 11 variable insurance portfolio funds (including the Fund) classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Board under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board determined that the Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Funds realize or might realize economies of scale or how great they may be.

The Board noted that the Funds had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Funds’ Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for sharing economies of scale with shareholders as the Funds grow. The Board considered whether the breakpoint fee

64         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in asset levels. The Board also noted that as the Funds’ assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to the Funds shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Management Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between the Funds and the Adviser (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement,

Travelers Series Fund Inc. 2005 Annual Report         65

Board Approval of Management Agreements (unaudited) (continued)

Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

66         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Funds as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Funds would avail themselves of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Funds (including any share classes thereof) to maintain their current names, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Travelers Series Fund Inc. 2005 Annual Report         67

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (“Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A. (a publicly held French company-media management operations); SEACOR Holdings, Inc. (Offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	11	None

Susan M. Heilbron P.O. Box 557 Chilimark, MA 02535 Birth Year: 1945	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	11	None

68         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisor, Inc. (“TIA”) (from 2002-2005)	171	None

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Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James M. Giallanza CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

70         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2000	Managing Director of CAM	N/A	N/A

David A. Torchia CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2003	Managing Director of CAM	N/A	N/A

Theresa M. Veres CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2003	Director of CAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM; Director of CAM (from 2000-2005); Director of Compliance, North America, CAM (from 2000-2005); Formerly Chief Compliance Officer, TIA (from 2002 to 2005)	N/A	N/A

Travelers Series Fund Inc. 2005 Annual Report         71

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

72         Travelers Series Fund Inc. 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005 for Smith Barney High Income Portfolio:

Record Date:	12/27/2004
Payable Date:	12/28/2004

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.38%

Please retain this information for your records.

Travelers Series Fund Inc. 2005 Annual Report         73

Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio

Smith Barney High Income Portfolio

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Peter J. Wilby, CFA

Vice President and

Investment Officer

Beth A. Semmel, CFA

Vice President and

Investment Officer

David A. Torchia

Vice President and

Investment Officer

Theresa M. Veres

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Legg Mason Investor Services, LLC

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

ANNUITY
ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. — SB Adjustable Rate Income and Smith Barney High Income Portfolios.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

IN0252 12/05	05-9452

Travelers Series Fund Inc.

SB Adjustable Rate Income Portfolio

Smith Barney High Income Portfolio

The Funds are separate investment funds of the Travelers Series Fund Inc., a Maryland corporation.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information of Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,000 in 2004 and $177,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Travelers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,400 in 2004 and $37,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Travelers Series Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Travelers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Travelers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Travelers Series Funds Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Travelers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 9, 2006

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of
Travelers Series Fund Inc.

Date: January 9, 2006